UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2006

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-121094 (1933 Act)	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Credit Property Trust II, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information:

(i)

Current Report on Form 8-K filed on January 31, 2006 to provide the required financial information relating to our acquisition of single-tenant retail buildings located in Enterprise, Alabama (the “RA Enterprise Property”), Wauseon, Ohio (the “RA Wauseon Property”), Saco, Maine (the “RA Saco Property”) and Crossville, Tennessee (the “ST Crossville Property”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to the properties discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Summary Financial Data.

Independent Auditors’ Report.

Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2005.

Notes to the Statement of Revenues and Certain Operating Expenses.

(b)	Pro Forma Financial Information.

Pro Forma Consolidated Balance Sheet as of December 31, 2005 (Unaudited).

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005
(Unaudited).

Notes to Pro Forma Consolidated Financial Statements (Unaudited).

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

None.

Summary Financial Data

Rite Aid Corporation

RA Enterprise

We acquired the RA Enterprise Property, which is an approximately 14,564 square foot single-tenant retail building, on January 26, 2006. The RA Enterprise Property was constructed in 2005 on an approximately 2.15 acre site located in Enterprise, Alabama. The RA Enterprise Property is 100% leased to Harco, Inc., a wholly-owned subsidiary of Rite Aid Corporation (“Rite Aid”), which guarantees the lease. Pursuant to the lease the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.

The purchase price of the RA Enterprise Property was approximately $3.7 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $2.9 million loan secured by the RA Enterprise Property.

RA Wauseon

We acquired the RA Wauseon Property, which is an approximately 14,564 square foot single-tenant retail building, on January 26, 2006. The RA Wauseon Property was constructed in 2005 on an approximately 2.09 acre site located in Wauseon, Ohio. The RA Wauseon Property is 100% leased to Rite Aid of Ohio, Inc., a wholly-owned subsidiary of Rite Aid, which guarantees the lease. Pursuant to the lease the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.

The purchase price of the RA Wauseon Property was approximately $3.9 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $3.1 million loan secured by the RA Wauseon Property.

RA Saco

We acquired the RA Saco Property, which is an approximately 11,180 square foot single-tenant retail building, on January 27, 2006. The RA Saco Property was constructed in 1997 on an approximately 2.24 acre site in Saco, Maine. The RA Saco Property is 100% leased to Rite Aid of Maine, Inc., a wholly-owned subsidiary of Rite Aid, which guarantees the lease. Pursuant to the lease the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.

The purchase price of the RA Saco Property was approximately $2.5 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $2.0 million loan secured by the RA Saco Property.

Rite Aid operates over 3,300 drugstores in 29 states and Washington, DC. Rite Aid has a Standard and Poor’s credit rating of “B+” and its stock is publicly traded on the New York Stock Exchange under the symbol “RAD”.

Because the RA Enterprise Property, RA Wauseon Property and RA Saco Property are each leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the lease gurantor, Rite Aid, may be more relevant to investors than the financial statements of the properties acquired. As a result, pursuant to guidance provided by the Securities and Exchange Commission (“SEC”), we have not provided audited financial statements of the properties acquired.

Rite Aid currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Rite Aid has been taken from its previously filed public reports:

	For the Nine Months Ended	For the Fiscal Year Ended
	11/26/2005	2/26/2005	2/28/2004	3/1/2003
		(in thousands)
Consolidated Statements of Operations
Revenues	$12,499,642	$16,816,439	$16,600,449	$15,791,278
Operating Income (Loss)	37,628	134,007	34,584	(154,482)
Net Income (Loss)	26,633	302,478	83,379	(112,542)

	As of	As of the Fiscal Year Ended
	11/26/2005	2/26/2005	2/28/2004	3/1/2003
		(in thousands)
Consolidated Balance Sheets
Total Assets	$5,836,251	$5,932,583	$6,245,634	$6,132,766
Long-term Debt	2,478,758	2,680,998	3,451,352	3,345,365
Stockholders’ Equity (Deficit)	352,318	322,934	(8,277)	(129,938)

For more detailed financial information regarding Rite Aid, please refer to its financial statements, which are publicly available with the SEC at http://www.sec.gov.

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Cole Credit Property Trust II, Inc.

Phoenix, AZ

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the ST Crossville Property (the “Property”) for the year ended December 31, 2005. This Historical Summary is the responsibility of Cole Credit Property Trust II, Inc. management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Cole Credit Property Trust II, Inc) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the Historical Summary of the ST Crossville Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Phoenix, Arizona

March 23, 2006

ST Crossville Property
Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2005

Revenues:
Rental revenue	$221,464
Total revenues	221,464

Certain Operating Expenses:
Property operating expenses	2,312
Total certain operating expenses	2,312

Revenues in excess of certain operating expenses	$219,152

See accompanying notes to statement of revenues and certain operating expenses.

ST Crossville Property

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2005

1. Basis of Presentation

On January 26, 2006, Cole Credit Property Trust II, Inc. (the “Company”) acquired a single-tenant retail building containing approximately 23,942 rentable square feet located on an approximately 2.31 acre site in Crossville, Tennessee (the “ST Crossville Property”). The ST Crossville Property is 100% leased to Staples the Office Superstore East, Inc. (“Staples East”), a wholly-owned subsidiary of Staples, Inc. (“Staples”), subject to a net lease.

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. This Historical Summary includes the historical revenues and certain operating expenses of the ST Crossville Property, exclusive of items which may not be comparable to the proposed future operations of ST Crossville Property. Material amounts that would not be directly attributable to future operating results of the ST Crossville Property are excluded, and the Historical Summary is not intended to be a complete presentation of the ST Crossville Property’s revenues and expenses. Items excluded consist of management fees, depreciation and interest expense.

2. Significant Accounting Policies

Revenue Recognition

The lease is accounted for as an operating lease and minimum rental income is recognized on a straight-line basis over the remaining term of the lease.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of historical summaries in conformity with generally accepted accounting principles requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

3. Lease

The aggregate annual minimum future rental payments on the non-cancelable operating lease in effect as of December 31, 2005 are as follows:

Year ending December 31:
2006	$221,464
2007	221,464
2008	221,464
2009	221,464
2010	221,464
Thereafter	1,218,052
Total	$2,325,372

4. Tenant Concentration

For the year ended December 31, 2005, Staples East accounted for 100% of the annual rental income for the ST Crossville Property. The lease with Staples East expires on June 30, 2016. If Staples East were to default on its lease, future revenue of the ST Crossville Property would be materially and adversely impacted.

5. Commitments and Contingencies

Litigation

The ST Crossville Property may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the ST Crossville Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the ST Crossville Property may be potentially liable for costs and damages related to environmental matters. The ST Crossville Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the ST Crossville Property’s results of operations.

Cole Credit Property Trust II, Inc.

Pro Forma Consolidated Balance Sheet

As of December 31, 2005

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the RA Enterprise Property, RA Wauseon Property, RA Saco Property, ST Crossville Property and the prior acquisitions on December 31, 2005. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a minimum of 250,000 and a maximum of 45,000,000 shares of its common stock at a price of $10 per share, subject to volume and other discounts (the “Offering”). On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transactions on December 31, 2005, nor does it purport to represent its future financial position.

	December 31, 2005 As Reported	Total Prior Acquisitions Pro Forma Adjustments	Current Acquisition Pro Forma Adjustments		Pro Forma December 31, 2005
ASSETS	(a)	(b)	(c)
Real estate assets, at cost:
Land	$23,854,308	$2,879,377	$2,872,899		$29,606,584
Buildings and improvements, less accumulated depreciation of $151,472 at December 31, 2005	57,338,359	11,533,864	9,581,968		78,454,191
Intangible lease assets, less accumulated amortization of $71,881 at December 31, 2005	10,425,618	1,326,955	1,635,455		13,388,028
Total real estate assets	91,618,285	15,740,196	14,090,322		121,448,803
Cash	4,575,144	(3,888,636)	(686,508)		—
Restricted Cash	1,813,804	—	—		1,813,804
Rents and tenant receivables	36,001	—	—		36,001
Prepaid expenses and other assets	11,928	—	—		11,928
Deferred financing costs, less accumulated amortization of $17,964 at December 31, 2005	754,676	197,440	176,416		1,128,532
Total assets	$98,809,838	$12,049,000	$13,580,230		$124,439,068

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable	$66,804,041	$12,049,000	$10,406,000		$89,259,041
Notes payable to affiliates	4,453,000				4,453,000
Accounts payable and accrued expenses	282,797	—	—		282,797
Due to affiliates	41,384	—	—		41,384
Acquired below market leases, less accumulated amortization of $52	14,637	—	—		14,637
Distributions payable	195,209				195,209
Escrowed investor proceeds liability	1,813,804	—	—		1,813,804
Total liabilities	73,604,872	12,049,000	10,406,000		96,059,872
Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued and outstanding at December 31, 2005	—	—	—		—
Common stock, $.01 par value, 90,000,000 share authorized, 2,832,387 issued and outstanding at December 31, 2005	28,324	—	3,527	(l)	31,851
Capital in excess of par value	25,291,233	—	3,170,703	(l)	28,461,936
Accumulated deficit	(114,591)	—	—		(114,591)
Total stockholders’ equity	25,204,966	—	3,174,230		28,379,196

Total liabilities and stockholders’ equity	$98,809,838	$12,049,000	$13,580,230		$124,439,068

Cole Credit Property Trust II, Inc.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the RA Enterprise Property, RA Wauseon Property, RA Saco Property, ST Crossville Property and the prior acquisitions on January 1, 2005. The Company was considered a development stage company and did not have any operations prior to September 23, 2005, and as a result, a Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 has not been presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2005, nor does it purport to represent its future operations.

	For the Year Ended December 31, 2005 As Reported	Total Prior Acquisitions Pro Forma Adjustments		Current Acquisition Pro Forma Adjustments		Pro Forma, For the Year Ended December 31, 2005
Revenues:	(a)	(d)		(e)
Rental income	$741,669	$7,287,188		$1,033,556	(f)	$9,062,413
Expenses:
General and administrative	156,252	8,000		8,000		172,252
Property and asset management fees	38,768	404,815		53,190	(g)	496,773
					(h)
Depreciation	151,472	1,855,374		287,908	(i)	2,294,754
Amortization	69,939	775,793		102,655	(i)	948,387
Total operating expenses	416,431	3,043,982		451,753		3,912,166
Real estate operating income	325,238	4,243,206		581,803		5,150,247
Other Income (Expense):
Interest income	27,557	—		—		27,557
Interest expense	(467,386)	(3,856,332)		(514,010)	(j)	(4,837,728)
Total other income (expense)	(439,829)	(3,856,332)		(514,010)		(4,810,171)
Net Income (Loss)	$(114,591)	$386,874		$67,793		$340,076

Weighted average number of Common shares outstanding
Basic and Diluted	411,909	2,420,478	(k)	352,692	(l)	3,185,079

Net income (loss) per common share
Basic and Diluted	$(0.28)					$0.11

Cole Credit Property Trust II, Inc.

Notes to Pro Forma Consolidated Financial Statements

December 31, 2005

(Unaudited)

a.

Reflects the Company’s historical balance sheet as of December 31, 2005, and the historical results of operations of the Company for the year ended December 31, 2005. On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

b.

Reflects preliminary purchase price allocations related to the following acquisitions: a single-tenant retail building 100% leased to Academy Corp, located in Macon, Georgia (the “AS Macon Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 22, 2006; a single-tenant retail building 100% leased to David’s Bridal, located in Lenexa, Kansas (the “DB Lenexa Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; a single-tenant retail building 100% leased to Revco Discount Drug Centers, Inc, located in Portsmouth, Ohio (the “CV Scioto Trail Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; and a single-tenant distribution center 100% leased to Drexel Heritage Furniture Industries, Inc. located in Hickory, North Carolina (the “DH Hickory Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006.

c.

Reflects the preliminary purchase price allocations related to the acquisition of the RA Enterprise Property, RA Wauseon Property, RA Saco Property and ST Crossville Property as if they had been acquired on December 31, 2005.

d.

Reflects the proforma results of operations for the following acquisitions: a single-tenant retail building 100% leased to Tractor Supply Company, located in Parkersburg, West Virginia (the “TS Parkersburg Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 9, 2005; a single-tenant retail building 100% leased to Walgreens, located in Brainerd, Minnesota (the “WG Brainerd Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 16, 2005; a single-tenant research and development building 100% leased to LDM Technologies, Inc., located in Auburn Hills, Michigan (the “PT Auburn Hills Property”), which was previously reported in a Current Report filed on December 20, 2005; a single-tenant retail building 100% leased to Rite Aid, located in Alliance, Ohio (the “RA Alliance Property”), three single-tenant retail buildings 100% leased to Walgreens, located in St. Louis, Missouri, collectively (the “WG SL Properties”), a single-tenant retail building 100% leased to Walgreens, located in Olivette, MO (the “WG Olivette Property”), a single-tenant retail building 100% leased to Walgreens located in Columbia, Missouri (the “WG Columbia Property”), a single-tenant retail building 100% leased to CVS Corporation located in Alpharetta, Georgia (the “CV Alpharetta Property), a single-tenant retail building 100% leased to CVS Corporation located in Richland Hills, Texas (the “CV RH Property”), a single-tenant retail building 100% leased to Lowes Enterprises located in Enterprise, Missouri (the “LO Enterprise Property”), a single-tenant retail distribution facility 100% leased to FedEx Ground Packaging System, Inc. located in Rockford, Illinois (the “FE Rockford Property”), a single-tenant retail building 100% leased to La-Z-Boy located in Glendale, Arizona (the “LZ Glendale Property”), which were previously reported in a Current Report, as amended, on Form 8-K/A filed on December 23, 2005; the AS Macon Property; the DB Lenexa Property; the CV Scioto Trail Property; and the DH Hickory Property.

e.	Reflects the Pro Forma results of operations of the RA Enterprise Property, RA Wauseon Property, RA Saco Property and ST Crossville Property for the year ended December 31, 2005.

f.	Represents the straight line rental revenues for the RA Enterprise Property, RA Wauseon Property, RA Saco Property and ST Crossville Property in accordance with its lease agreement.

g.

Reflects the annualized asset management fee of 0.25% (a monthly rate of 0.02083%) of the RA Enterprise Property, RA Wauseon Property, RA Saco Property and ST Crossville Property asset values payable to our Advisor.

h.

Reflects the property management fee equal to 2% of gross revenues of the RA Enterprise Property, RA Wauseon Property, RA Saco Property and ST Crossville Property payable to an affiliate of our Advisor.

i.

Represents depreciation and amortization expense for the RA Enterprise Property, RA Wauseon Property, RA Saco Property and ST Crossville Property. Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

Building	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lesser of useful life or lease term

j.

Represents interest expense associated with the debt incurred to finance the acquisitions of the RA Enterprise Property, RA Wauseon Property, RA Saco Property and ST Crossville Property. The loan terms are as follows:

Fixed Rate Tranches
Property	Loan Amount	Interest Rate	Maturity
RA Enterprise	$ 2,043,000	5.80%	February 11, 2016
RA Wauseon	2,142,000	5.80%	February 11, 2016
RA Saco	1,375,000	5.82%	February 11, 2011
ST Crossville	1,885,000	5.71%	February 11, 2011

Variable Rate Tranches
Property	Loan Amount	Interest Rate	Maturity
RA Enterprise	928,000	Libor plus 2%	April 26, 2006
RA Wauseon	973,000	Libor plus 2%	April 26, 2006
RA Saco	625,000	Libor plus 2%	April 27, 2006
ST Crossville	435,000	Libor plus 2%	April 26, 2006

The variable rate tranches generally have 90 day repayment terms. As such, the interest expense for the year ended December 31, 2005 includes only 90 days of interest expense relating to the variable rate tranches as they are scheduled to be paid down 90 days after the acquisition of the respective properties.

k.

Represents a pro forma adjustment to the weighted average common shares outstanding to reflect all shares outstanding on December 31, 2005 as though they were issued on January 1, 2005. As the Company had insufficient capital at January 1, 2005 to acquire the respective properties which are included in the pro forma results of operations, it is necessary to assume all of the shares outstanding as of December 31, 2005 were outstanding on January 1, 2005. Each of the respective properties was acquired prior to December 31, 2005 and is included in the Company’s consolidated balance sheet as of December 31, 2005.

l.

Reflects the additional 263,581 shares of common stock required to be issued by the Company subsequent to December 31, 2005 in order to fund the acquisition of the respective properties. The shares are assumed to be issued at $10.00 per share less commissions, dealer manager fees and organizational costs of $0.70, $0.15 and $0.15 per share, respectively. The weighted average shares required to be issued was calculated assuming all of the shares were issued on January 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLE CREDIT PROPERTY TRUST II, INC.

Dated: March 23, 2006	COLE CREDIT PROPERTY TRUST II, INC
	By:	/s/ Blair D. Koblenz
	Name:	Blair D. Koblenz
	Title:	Executive Vice President and Chief Financial Officer